SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): August 6, 2002

                          DREW INDUSTRIES INCORPORATED

Delaware                            0-13646                          13-325033
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
of incorporation)                                          Identification No.)

               200 Mamaroneck Avenue, White Plains, New York          10601
                  (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:             (914) 428-9098


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          (Former name or former address, if changed since last report)


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Item 5.     Other Events.

            Reference is made to the voluntarily filed Statements Under Oath of the Chairman of the Audit Committee, the Principal Executive Officer and the Principal Financial Officer of Drew Industries Incorporated, regarding covered reports (as defined in File No. 4-460 of the Securities and Exchange Commission).

Item 7.     Financial Statements and Exhibits

      c)    Exhibits

            99    i) Statement Under Oath of the Chairman of the Audit Committee

                  ii) Statement Under Oath of the Principal Executive Officer

                  iii) Statement Under Oath of the Principal Financial Officer

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DREW INDUSTRIES INCORPORATED
                                  (Registrant)


                                   By:       /s/ Fredric M. Zinn
                                      ------------------------------------------
                                         Fredric M. Zinn
                                         Executive Vice President and
                                         Chief Executive Officer
Dated: August 13, 2002


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